SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  May 31, 2002               By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002

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

                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      May 28, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA     119,659,000.00    118,920,070.57   1,115,107.28      619,375.37   1,734,482.65      0.00       0.00      117,804,963.29
IIA    220,955,000.00    219,305,738.90   1,815,274.80    1,142,353.62   2,957,628.42      0.00       0.00      217,490,464.10
CB1     10,467,000.00     10,460,096.14       6,955.33       56,960.95      63,916.28      0.00       0.00       10,453,140.81
CB2      6,977,000.00      6,972,398.09       4,636.22       37,968.52      42,604.74      0.00       0.00        6,967,761.87
CB3      3,489,000.00      3,486,698.71       2,318.44       18,986.98      21,305.42      0.00       0.00        3,484,380.27
AR              50.00              0.00           0.00            0.00           0.00      0.00       0.00                0.00
CB4      2,020,000.00      2,018,667.64       1,342.29       10,992.75      12,335.04      0.00       0.00        2,017,325.35
CB5      1,652,000.00      1,650,910.37       1,097.76        8,990.11      10,087.87      0.00       0.00        1,649,812.61
CB6      2,020,629.55      2,019,296.78       1,342.71       10,996.18      12,338.89      0.00       0.00        2,017,954.07
TOTALS 367,239,679.55    364,833,877.20   2,948,074.83    1,906,624.48   4,854,699.31      0.00       0.00      361,885,802.37

IX     119,659,000.00    118,920,070.57           0.00       80,168.08      80,168.08      0.00       0.00      117,804,963.29
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VF23   993.82470662      9.31904228       5.17617037    14.49521265          984.50566435       IA      6.250000 %
IIA    22540VF31   992.53576022      8.21558598       5.17007363    13.38565961          984.32017424       IIA     6.250745 %
CB1    22540VF80   999.34041655      0.66450081       5.44195567     6.10645648          998.67591574       CB1     6.534657 %
CB2    22540VF98   999.34041708      0.66450050       5.44195499     6.10645550          998.67591658       CB2     6.534657 %
CB3    22540VG22   999.34041559      0.66449986       5.44195471     6.10645457          998.67591574       CB3     6.534657 %
AR     22540VF72     0.00000000      0.00000000       0.00000000     0.00000000            0.00000000       AR      6.250000 %
CB4    22540VG30   999.34041584      0.66450000       5.44195545     6.10645545          998.67591584       CB4     6.534657 %
CB5    22540VG48   999.34041768      0.66450363       5.44195521     6.10645884          998.67591404       CB5     6.534657 %
CB6    22540VG55   999.34041844      0.66450082       5.44195743     6.10645826          998.67591761       CB6     6.534657 %
TOTALS             993.44895858      8.02765876       5.19177144    13.21943020          985.42129983

IX     22540VF56   993.82470662      0.00000000       0.66997117     0.66997117          984.50566435       IX      0.808961 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                                May 28, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      242,608.87
                        Principal Prepayments                                                           2,705,465.96

Section 4.04(a)(ii)     Current Interest                                                                1,986,792.56
                        Unpaid Interest                                                                         0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Principal Balance of All Mortgage Loans                             361,885,802.37
                        Aggregate Principal Balance of Group I Mortgage Loans                         127,144,748.68
                        Aggregate Principal Balance of Group II Mortgage Loans                        234,741,053.69

Section 4.04(a)(vi)     Master Servicing Fees                                                                   0.00
                        Servicing Fees                                                                    151,092.86
                        Dividend Mortgage Loan Retained Interest                                            4,698.55

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                                4.00
                        Balance of Loans delinquent 31 to 60 days                                         716,832.87
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                         183,416.48
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                1.00
                        Balance of Loans delinquent 31 to 60 days                                         201,360.89
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Total
                        Number of Loans delinquent 31 to 60 days                                                5.00
                        Balance of Loans delinquent 31 to 60 days                                         918,193.76
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                         183,416.48
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                            May 28, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00
                        Aggregate Realized Losses                                                       0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity
                        Group 1                                                                         352
                        Group 2                                                                         357

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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